UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 24, 2025
Pacific Biosciences of California, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)
(650) 521-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 24, 2025, the Board of Directors (the “Board”) of Pacific Biosciences of California, Inc. (the “Company”), upon the recommendation of its Corporate Governance and Nominating Committee, appointed Christopher M. Smith to serve as a Class III director effective January 30, 2025, with an initial term expiring at the Company’s 2025 annual meeting of stockholders. The Board did not appoint Mr. Smith to any committee at this time.

There are no arrangements or understandings between Mr. Smith, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Smith was selected as a director. There are no related party transactions between the Company and Mr. Smith (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Smith does not have any family relationships with any of the Company’s directors or executive officers. Mr. Smith will participate in the Company’s non-employee director compensation policy, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Smith.

On January 29, 2025, David Meline, a member of the Board, notified the Company of his resignation from the Board, effective January 30, 2025. The Company is not aware of any disagreement between Mr. Meline and the Company on any matter relating to the Company’s operations, policies or practices that resulted in Mr. Meline’s resignation

ITEM 7.01.    REGULATION FD DISCLOSURE.
On January 30, 2025, the Company issued a press release relating to the appointment of Mr. Smith, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release, dated January 30, 2025, titled “PacBio Announces Appointment of Chris Smith to Board of Directors”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Michele Farmer
Michele Farmer
Vice President and Chief Accounting Officer
Date: January 30, 2025